Rule 497(d)

                                     FT 470

                    Storage & Networking Portfolio, Series 2

               Supplement to the Prospectus dated January 31, 2003

         Notwithstanding anything to the contrary in the Prospectus, all shares of Redback Networks Inc. (Ticker: RBAKQ, formerly RBAK) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

November 6, 2003